UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

Remington Oil and Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11516 (Commission File No.)	75-2369148 (IRS Employer Identification Number)

8201 Preston Road — Suite 600 Dallas, Texas (Address of principal executive offices)	75225-6211 (Zip code)

Registrant’s Telephone Number Including Area Code: (214) 210-2650

Item 5. Other Events
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

Item 5. Other Events

     On December 19, 2003, Remington Oil and Gas Corporation issued the Press Release appended to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMINGTON OIL AND GAS CORPORATION

By:	/s/ James A. Watt James A. Watt President and Chief Executive Officer

Date: December 19, 2003

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press Release of Remington Oil and Gas Corporation dated December 19, 2003.